SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                      Date of Report: January 2, 1996


                           SIERRA TAHOE BANCORP


          (Exact Name of Registrant as Specified in its Charter)



      California            File No. 0-15450              68-0091859
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


     10181 Truckee-Tahoe Airport Road, Truckee, California  96160-9010


                 (Address of Principal Executive Offices)


               Registrant's Telephone Number (916) 582-3000









Item 5.   Other Events

On January 2, 1996 the Company announced that it will be closing the Truckee River Bank branch located in the Crescent V Shopping Center in South Lake Tahoe, California. As a result of this closure, the Company will incur a one-time pre-tax charge in 1995 of $530,000. A copy of the full text of the press release is included in Item 7.


Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     28.  Press release dated January 2, 1996

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                       Sierra Tahoe Bancorp
                                                       (Registrant)





Dated: January 2, 1996                       By
Truckee, California                          David C. Broadley
                                             Executive Vice President/
                                             Chief Financial Officer

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                       Sierra Tahoe Bancorp

                                                       (Registrant)





Dated:   January 2, 1996                          By   /s/  David C. Broadley
Truckee, California                               David C. Broadley
                                                  Executive Vice President/
                                                  Chief Financial Officer